SCHEDULE 14A INFORMATION

              PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                 THE SECURITIES EXCHANGE ACT OF 1934

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                    Inland Real Estate Corporation

           (Name of Registrant as Specified In Its Charter)

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                          INLAND REAL ESTATE CORPORATION


                                   NOTICE OF

                         ANNUAL MEETING OF STOCKHOLDERS

                                      AND

                                PROXY STATEMENT
















                                   DATE:  June 8, 1999
                                   TIME:  9:00 a.m. CDT
                                   PLACE: Inland Meeting-Exposition Ctr.
                                          400 East Ogden Avenue
                                          Westmont, Illinois


                        INLAND REAL ESTATE CORPORATION
                             2901 Butterfield Road
                           Oak Brook, Illinois  60523
                                _______________

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                _______________

                       DATE:   June 8, 1999
                       TIME:   9:00 a.m. CDT
                       PLACE:  Inland Meeting-Exposition Ctr.
                               400 East Ogden Avenue
                               Westmont, Illinois







Dear Stockholders:

     At our annual meeting, we will ask you to:

     (1) elect five (5) directors, a majority of whom must meet the requirements to be "independent" as described in the proxy statement under the section entitled "The Proposals --
          Proposal No. 1;"

     (2) ratify our selection of KPMG LLP f/k/a KPMG Peat Marwick LLP as our principal independent public accountant for 1999; and

     (3) transact any other business as may properly come before the annual meeting, or any adjournment of the annual meeting.

     If you were a stockholder of record at the close of business on April 15, 1999, you may vote at the annual meeting.

                                   Sincerely,

                                   /s/ Robert D. Parks
                                   Robert D. Parks
                                   President and
                                   Chief Executive Officer

  Our annual report for the fiscal year ended December 31, 1998 is enclosed.

                       INFORMATION ABOUT OUR ANNUAL MEETING

Information About Attending the Annual Meeting

     Our annual meeting will be held on June 8, 1999 at 9:00 a.m. CDT at the Inland Exposition-Meeting Center, 400 East Ogden Avenue, Westmont, Illinois. If you would like to attend, please contact Ms. Roberta Matlin at (630) 218-8000 to make arrangements.


Information About this Proxy Statement

     We sent you this proxy statement and the enclosed proxy card because our board of directors is soliciting your proxy to vote your shares at the annual meeting. This proxy statement summarizes information we are required to provide to you under the rules of the SEC and is designed to assist you in voting your shares. On April 26, 1999, we began mailing the proxy materials to all stockholders of record at the close of business on April 15, 1999.


Proposals to be Considered by You at the Annual Meeting

     At the annual meeting, we will be asking you to:

          Proposal No. 1:  elect five directors, a majority of whom must meet the requirements to be "independent" as described in this proxy statement under the section entitled "The Proposals -- Proposal No. 1;" and

          Proposal No. 2:  ratify our selection of KPMG LLP f/k/a KPMG
                           Peat Marwick LLP as our principal independent public accountant for 1999.


Information About Voting

     You may vote your shares at the annual meeting only if you are a stockholder of record at the close of business on April 15, 1999. Each share is entitled to one vote at the meeting. As of April 15, 1999, there were 54,240,199.3135 shares outstanding.

You may vote on the proposals presented at the annual meeting in one of two ways:

*    By Proxy:   You can vote your shares by signing, dating and returning
     the enclosed proxy card. If you do this, the individuals named on the card will vote your shares in the manner you indicate. You may specify on your proxy card how you would like your shares voted. If you do not indicate instructions on the card, your shares will be voted for the election of the individuals nominated for directors and for the selection of KPMG LLP f/k/a KPMG Peat Marwick LLP as our principal independent public accountant for 1999; or

*    In Person: You may come to the annual meeting and cast your vote.


     If you grant us a proxy, you may nevertheless revoke your proxy at any time before it is exercised by: (1) sending notice to our secretary in writing; (2) providing to us a later-dated proxy; or (3) attending the annual meeting in person and voting your shares. Merely attending the annual meeting, without further action, will not revoke your proxy.


Quorum; Tabulation of Votes

     Votes cast by proxy or in person at the annual meeting will be tabulated by an inspector of election appointed for the annual meeting. Each stockholder is entitled to one vote per share. The inspector will determine whether or not a quorum is present. In order for a quorum to be present and, consequently, for action to be taken at the annual meeting, stockholders owning a majority of our issued and outstanding shares must be present at the meeting either in person or by proxy. For purposes of determining whether a quorum exists, abstentions will be counted as shares that are present at the meeting.

     Although abstentions will be counted as shares that are present at the annual meeting for purposes of determining whether a quorum exists, they will not impact the election of directors since the five individuals receiving the highest number of votes will be elected as directors. Additionally, abstentions will not impact ratification of our selection of KPMG LLP f/k/a KPMG Peat Marwick LLP as our principal independent accountant for 1999 since the vote to approve this proposal requires approval of a majority of the votes actually cast on the proposal.


Number of Votes Necessary for each Proposal to be Approved

* With respect to Proposal No. 1, the five individuals receiving the highest number of votes will be elected as directors, provided that a
     majority of these individuals must be "independent."   To be
     "independent" a director must meet the requirements described in this proxy statement under the section entitled "The Proposals -- Proposal No. 1."

* Approval of Proposal No. 2 requires the affirmative vote of a majority of the votes actually cast on the proposal.

     Please complete, sign and date the accompanying proxy card and return it to us in the enclosed postage-paid envelope whether or not you plan to attend the meeting.


Costs of Proxies

     We will pay all costs associated with soliciting proxies, including the cost of preparing, printing and mailing this proxy statement and hosting the annual meeting. In addition to soliciting proxies by mail, proxies may be solicited by our directors, officers and employees, including officers and employees of our advisor, Inland Real Estate Advisory Services, Inc. None of these individuals will receive additional compensation for doing so, but they may be reimbursed for out-of-pocket expenses associated with the solicitation.


Other Matters

     We are unaware of any other matter which will be presented at the annual meeting. Generally, no business, aside from the items discussed in this proxy statement, may be transacted at the annual meeting. If, however, any other matter properly comes before the annual meeting, your proxies are authorized to vote on these matters at their discretion.


Where You Can Find More Information About Us

     We file annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information we file with the SEC at the SEC's public reference rooms located at: Judiciary Plaza, 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549; Seven World Trade Center, Suite 1300, New York, New York 10048; and The Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Please call the SEC at 1-800-SEC-0330 for further information regarding the public reference rooms. Our SEC filings are also available to the public on the website maintained by the SEC at "http://www.sec.gov."


Information to Rely Upon When Casting Your Vote

     You should rely only on the information contained in this proxy statement or incorporated by reference in voting on the matters described herein. No person has been authorized to give any information or to make any representations other than those contained in or incorporated by reference in this proxy statement in connection with the solicitation made by this proxy statement and, if given or made, the information or representations must not be relied upon as having been authorized by us. The delivery of this proxy statement shall not, under any circumstances, create an implication that there has not been a change in the facts set forth in this proxy statement or in our affairs since the date hereof. This proxy statement does not constitute a solicitation by anyone in any jurisdiction in which the solicitation is not authorized or in which the person making the solicitation is not qualified to do so or to anyone to whom it is unlawful to make a solicitation.


                                   THE PROPOSALS

PROPOSAL NO. 1: To elect five individuals to serve as directors to hold office until the next annual meeting of stockholders, or otherwise as provided in our Certificate of Incorporation.

     Our board of directors consists of five individuals. A majority of these individuals must be "independent" which means that the individual:

* is not affiliated with us or Inland Real Estate Advisory Services, Inc. (our Advisor) whether by ownership of, ownership interest in, employment by, any material business or professional relationship with, or as an officer or director of, our Advisor or its affiliates;

* does not serve as a director for more than two other real estate investment trusts organized by us or our Advisor; and

*    performs no other services for us, except as a director.

Individuals meeting this standard are referred to as our "Independent
Directors."

     The nominees for election to our board of directors as Independent Directors are:

     Joel G. Herter 61. Mr. Herter has been an Independent Director since 1997. Mr. Herter is a senior partner of Wolf & Company LLP where he has been employed since 1978. Mr. Herter graduated from Elmhurst College in 1959 with a B.S. degree in business administration. His business experience includes providing accounting and auditing, tax and general business services including venture and conventional financing, forecasts and projections and strategic planning to a variety of industries. From 1978 to 1991, Mr. Herter served as managing partner for Wolf & Company LLP. Mr. Herter is a member of the American Institute of Certified Public Accountants and the Illinois CPA Society and is a past president and director of the Elmhurst Chamber of Commerce. Mr. Herter was appointed by Governor Thompson of the State of Illinois to serve on the 1992 World's Fair Authority. Mr. Herter currently serves as chairman of the board of trustees of Elmhurst Memorial Hospital; director of Suburban Bank and Trust Company; chairman of the board of trustees of Elmhurst College; chairman of the DuPage Water Commission; treasurer to the House Republican Campaign Committee and Friends of Lee Daniels Committee; and treasurer for Illinois Attorney General Jim Ryan. Mr. Herter was also appointed by Governor Edgar of the State of Illinois to the Illinois Sports Facilities Authority.


     Heidi N. Lawton 37. Ms. Lawton has been an Independent Director since October 1994. Ms. Lawton is managing broker, owner and president of Lawton Realty Group, an Oak Brook, Illinois real estate brokerage firm which she founded in 1989. Lawton Realty Group specializes in commercial, industrial and investment real estate brokerage. Ms. Lawton is responsible for all aspects of the operations of Lawton Realty Group. She also structures real estate investments for clients, procures partner/investors, acquires properties and obtains financing for development. Prior to founding Lawton Realty Group, and while she was earning her B.S. degree in business management from the National College of Education, she was managing broker for VCR Realty located in Addison, Illinois. While at VCR Realty, she was engaged primarily in brokerage of industrial and commercial properties. She also provided property management services, including leasing, for a portfolio of more than 100 properties, including condominium complexes, industrial properties, apartment complexes and small retail shopping centers. At the beginning of her career in real estate, Ms. Lawton served as a general contractor for the building and selling of single-family homes as well as a retail center in Lombard, Illinois. As a licensed real estate professional since 1982, she has served as a member of the Certified Commercial Investment Members, secretary of the Northern Illinois Association of Commercial Realtors, and is a past board member and commercial director of the DuPage Association of Realtors.

     Roland W. Burris 61. Mr. Burris has been an Independent Director since January 1996. Mr. Burris is serving as "of counsel" to the Chicago law firm of Buford, Peters, Ware & Zansitis, LLC. From 1995 to 1998, Mr. Burris was the managing partner of Jones, Ware & Grenard. His areas of practice are business transactions, estate and probate, wills and trusts, environmental and consumer affairs. From 1973 to 1995, Mr. Burris was involved in the State of Illinois government including serving as State Comptroller (1979 to 1991) and Attorney General (1991 to 1995). Mr. Burris completed his undergraduate studies at Southern Illinois University and studied international law as an exchange student at the University of Hamburg in Germany. Mr. Burris has served on many boards including the Illinois Criminal Justice Authority, the Financial Accounting Foundation, the Law Enforcement Foundation of Illinois, the African American Citizens Coalition on Regional Development, the Boy Scouts of America and chairman of the Illinois State Justice Commission. He serves as an adjunct professor in the Master of Public Administration Program at Southern Illinois University.

     The names and biographies of the remaining nominees to our board of directors are:

     Robert D. Parks 55. Mr. Parks has been our president, chief executive officer, chief operating officer and director since our formation in 1994. Mr. Parks joined The Inland Group, Inc. and its affiliates in 1968. Mr. Parks is a director of The Inland Group, Inc., is chairman of Inland Real Estate Investment Corporation, is a director of both Inland Securities Corporation and our Advisor, and is chairman and an affiliated director of
Inland Retail Real Estate Trust, Inc.   Mr. Parks is responsible for the
ongoing administration of existing partnerships, corporate budgeting and administration for Inland Real Estate Investment Corporation. In this capacity he oversees and coordinates the marketing of all of its investments nationwide and has overall responsibility for investor relations. Mr. Parks received his B.A. degree from Northeastern Illinois University in 1965 and his M.A. from the University of Chicago in 1968. He is a member of the Real Estate Investment Association and the National Association of Real Estate Investment Trusts.


     G. Joseph Cosenza 55. Mr. Cosenza has been with The Inland Group, Inc. and its affiliates since 1968 and is one of their four original principals. He has been a director since our formation in 1994. Mr. Cosenza is a director and vice chairman of The Inland Group, Inc. and oversees, coordinates and directs Inland's many enterprises. In addition, Mr. Cosenza immediately supervises a staff of nine persons who engage in property acquisition. Mr. Cosenza has been a consultant to other real estate entities and lending institutions on property appraisal methods. Mr. Cosenza received his B.A. degree from Northeastern Illinois University and his M.S. degree from Northern Illinois University. From 1967 to 1968, he taught in the La Grange Illinois School District and from 1968 to 1972, he served as Assistant Principal and taught in the Wheeling, Illinois School District. Mr. Cosenza has been a licensed real estate broker since 1968 and an active member of various national and local real estate associations, including the National Association of Realtors and the Urban Land Institute. Mr. Cosenza has also been chairman of the board of American National Bank of DuPage, and has served on the board of directors of Continental Bank of Oakbrook Terrace. He is presently a director of Westbank in Westchester and Hillside, Illinois.

     Our board of directors met eight times during 1998. Our board has established an audit committee comprised of Ms. Lawton, Mr. Herter and Mr. Burris. This committee met five times during 1998. The committee is responsible for recommending the engagement of our independent accountant, approving services performed by our independent accountant and reviewing and evaluating our accounting system and internal controls. Our board has not established any other committees.

     Under our Bylaws, nominations for the election of directors may be made by any of our stockholders entitled to vote in the election of directors, but only if written notice of the stockholder's intent to make the nomination has been received by us at our principal executive offices between 75 - 180 days prior to the anniversary of the preceding year's annual meeting. If, however, the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from the anniversary date, notice by the stockholder must be delivered between 60 - 90 days prior to the annual meeting or on the 10th day following the day on which public announcement of the annual meeting is first made. The stockholder's notice must set forth:

* the name of each person the stockholder proposes to nominate for election or reelection as a director and any other information that is required to be disclosed in solicitation of proxies for election of directors pursuant to Regulation 14A of the Securities Exchange Act of 1934; and

* the name and address of the stockholder as it appears on our books and that of any beneficial owner, as well as the class and number of shares of stock owned directly or indirectly by the stockholder.

     Notwithstanding the above, if the number of directors to be elected to the board is increased and there is no public announcement naming all of the nominees or specifying the size of the increased board at least 70 days prior to the anniversary of the preceding year's annual meeting, the requisite notice will be considered timely, but only with respect to nominees for any new positions created by the increase, if it is delivered to our secretary at our principal executive offices not later than the close of business on the 10th day following the day on which public announcement of the upcoming annual meeting is first made by us.

Recommendation of the Board: The board of directors hereby recommends and nominates Joel G. Herter, Heidi N. Lawton, Roland W. Burris, Robert D. Parks and G. Joseph Cosenza for election as directors to serve until the next annual meeting of stockholders or otherwise as provided in our Certificate of Incorporation.


     Vote Required. The five nominees receiving the highest vote totals (a majority of which must be Independent Directors) cast by stockholders present in person or by proxy and eligible to vote at the Meeting, a quorum being present, will be elected as our Directors.


PROPOSAL NO. 2: To ratify our selection of KPMG LLP f/k/a KPMG Peat Marwick LLP as our principal independent accountant for 1999.

     We believe that KPMG LLP f/k/a KPMG Peat Marwick LLP is knowledgeable about our operations and accounting practices and is well qualified to act in the capacity of our principal independent accountant. Therefore, we have selected KPMG LLP f/k/a KPMG Peat Marwick LLP to act as our principal independent accountant to examine our consolidated financial statements for 1999. Although our selection of an independent accountant does not require your approval, we believe it is desirable to obtain your concurrence to our selection. Due to the difficulty and expense involved in retaining another independent accounting firm on short notice, we do not contemplate appointing another firm to act as our independent accountant for 1999 if you do not concur with our appointment of KPMG LLP f/k/a KPMG Peat Marwick LLP.
Instead, we will consider your vote as advice in making our selection of our independent accountant next year.

     Representatives of KPMG LLP f/k/a KPMG Peat Marwick LLP are expected to be present at the annual meeting. They will have the opportunity to make a statement if they so desire and will be available to respond to any appropriate questions.

Recommendation of the Board: The board of directors recommends that you vote "FOR" the following resolution which will be presented for a vote at the annual meeting:

          RESOLVED, that the stockholders ratify the appointment by the board of directors of KPMG LLP f/k/a KPMG Peat Marwick LLP to serve as the Company's principal independent accountant for 1999.

     Vote Required. Provided a quorum is present, the affirmative vote of a majority of the votes actually cast by stockholders on this proposal is required to adopt the foregoing resolution.


                               OUR EXECUTIVE OFFICERS

     Our executive officers are:

     Robert D. Parks 55. Mr. Parks has been our president, chief executive officer, chief operating officer and director since our formation in 1994. Mr. Parks' biography is included above under the heading "The Proposals -- Proposal No.1," where biographies of each of the director nominees are provided.


     Roberta S. Matlin 54. Ms. Matlin has been our vice president - administration since March 1995. Ms. Matlin joined The Inland Group, Inc. in 1984 as director of investor administration and currently serves as senior vice president of Inland Real Estate Investment Corporation directing its day-to-day internal operations. Ms. Matlin is a director of Inland Real Estate Investment Corporation, Inland Securities Corporation and our Advisor and is vice president - administration of Inland Retail Real Estate Trust, Inc. Prior to joining The Inland Group, Inc., Ms. Matlin was employed for eleven years by the Chicago Region of the Social Security Administration of the United States Department of Health and Human Services. Ms. Matlin received her B.A. degree from the University of Illinois in 1966 and is registered with the NASD as a general securities principal.

     Kelly Tucek 36. Ms. Tucek has been our secretary, treasurer and chief financial officer since August 1996. Ms. Tucek joined The Inland Group, Inc. in 1989 and is an assistant vice president of Inland Real Estate Investment Corporation. Ms. Tucek is also the treasurer and chief financial officer of Inland Retail Real Estate Trust, Inc. Ms. Tucek is responsible for the Investment Accounting Department which is responsible for accounting and all public limited partnership accounting functions along with quarterly and annual SEC filings. Prior to joining The Inland Group, Inc., Ms. Tucek was on the audit staff of Coopers and Lybrand since 1984. She received her B.A. degree in Accounting and Computer Science from North Central College in 1984.

     Patricia A. Challenger 46. Ms. Challenger has been our assistant secretary since March 1995. Ms. Challenger joined The Inland Group, Inc. in 1985. She is currently a senior vice president of Inland Real Estate Investment Corporation in charge of the Asset Management Department where she is responsible for developing operating and disposition strategies for properties owned by Inland Real Estate Investment Corporation related entities. Ms. Challenger received her B.S. degree from George Washington University in 1975 and her Master's degree from Virginia Tech University in 1980. Ms. Challenger was selected and served from 1980 to 1984 as Presidential Management Intern, where she was part of a special government-wide task force to eliminate waste, fraud and abuse in government contracting and also served as Senior Contract Specialist responsible for capital improvements in 109 governmental properties. Ms. Challenger is a licensed real estate broker, NASD registered securities sales representative and member of the Urban Land Institute.


              COMPENSATION PAID TO OUR DIRECTORS AND OFFICERS

Director Compensation

     We pay our Independent Directors an annual fee of $1,000 plus $250 for each board meeting attended in person or by telephone. In addition, each year on the date of our annual meeting, each Independent Director then in office receives a grant of options to purchase 500 shares of our stock at an exercise price equal to the then fair market value of the stock. Messrs. Parks and Cosenza do not receive any fees or other remuneration for serving as our directors because each of them is affiliated with our Advisor or its affiliates.



Executive Compensation

     Our executive officers do not receive compensation for services rendered to us. Each of our executive officers are employees, officers and/or directors of our Advisor and/or its affiliates and are compensated by these entities, in part, for their services rendered to us. We pay our Advisor and its affiliates certain fees in exchange for services they provide to us. These fees are more fully described below under the heading "Certain Relationships and Related Transactions."


                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     Below is a table which sets forth certain information regarding beneficial ownership of our shares of common stock as of March 30, 1999 by:
(1) each person who is known by us to own more than five percent (5%) of our common stock; (2) our directors, any nominees for directors, and each of our officers; and (3) all current officers and directors as a group. Share amounts and percentages shown for each person or entity are adjusted to give effect to shares of our common stock that are not outstanding but may be acquired by a person or entity upon exercise of all options and warrants exercisable by such entity or person within sixty (60) days of March 30, 1999. However, those shares of common stock are not deemed to be outstanding for the purpose of computing the percentage of outstanding shares beneficially owned by any other person.


                                                    Shares Beneficially Owned
     Name and Address of Beneficial Owner              Number       Percent

     Robert D. Parks (a)(b)                           50,444.0638       *
     G. Joseph Cosenza (a)(b)                         31,659.97         *
     Roland W. Burris (c)(f)                           2,261.5673       *
     Joel G. Herter (d)(f)                             1,064.778        *
     Heidi N. Lawton (e)(f)                            1,173.8531       *
     Patricia A. Challenger (a)                        1,988.95         *
     Roberta S. Matlin (a)                               578.312        *
     Kelly Tucek (a)                                     428.1288       *
     Directors and Executive Officers as a Group (g)  69,599.623        *
     (eight persons)
___________________________

     (a) The business address of each of Messrs. Parks and Cosenza, Ms. Challenger, Matlin and Tucek is c/o The Inland Group, Inc., 2901 Butterfield Road, Oak Brook, Illinois 60523.

     (b) Includes 20,000 shares owned by our Advisor. Our Advisor is a wholly-owned subsidiary of Inland Real Estate Investment Corporation, which is an affiliate of The Inland Group, Inc. Messrs. Parks and Cosenza are control persons of The Inland Group, Inc. and disclaim beneficial ownership of these shares owned by our Advisor.

     (c) The business address of Mr. Burris is c/o Buford, Peters, Ware & Zansitis, 111 W. Washington Street, Suite 1861, Chicago, Illinois 60602.

     (d) The business address of Mr. Herter is Wolf & Company LLP, 2100 Clearwater Drive, Oakbrook, Illinois 60523.

     (e) The business address of Ms. Lawton is c/o Lawton Realty Group, 2100 Clearwater Drive, Suite 106, Oak Brook, Illinois 60523.

     (f) Does not include 3,500, 4,000 and 4,500 Shares issuable upon exercise of options granted to Mr. Herter, Mr. Burris and Ms. Lawton, respectively, pursuant to our Independent Director Stock Option Plan.

     (g)  Includes the 20,000 shares described in footnote (b), above.

* Less than 1% of the our outstanding shares of common stock, as of the date hereof.


                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     We have entered into agreements to pay our Advisor and its affiliates certain fees for providing services to us. During the year ended December 31, 1998, we paid the following fees to our Advisor or its affiliates:

     Advisor Asset Management Fee. Our Advisor may receive an annual "Advisor Asset Management Fee" of not more than 1% of our "Average Invested Assets," paid quarterly. Our "Average Invested Assets" are, for any period, the average of the aggregate book value of our assets invested, directly or indirectly, in equity interest and in loans secured by real estate, before reserves for depreciation or bad debts or other similar non-cash reserves computed by taking the average of these values at the end of each month during the period. For any year in which we qualify as a REIT, the Advisor must reimburse us:

* to the extent that the Advisor Asset Management Fee plus "Other Operating Expenses" paid during the previous calendar year exceed 2% of our Average Invested Assets for the calendar year or 25% of our "Net Income" for that calendar year; and

* to the extent that stockholders have not received an annual distribution equal to or greater than the 8% current return.

For the year ended December 31, 1998, we incurred an Advisor Asset Management Fee of $965,108, of which $32,925 remained unpaid as of December 31, 1998.

     Property Management Fee. An affiliate of our Advisor, Inland Commercial Property Management, is entitled to receive a "Property Management Fee" for management and leasing services provided to us. These fees may not exceed 4.5% of the gross income earned by us on the properties managed. We incurred and paid a Property Management Fee of $2,779,053 for the year ended
December 31, 1998.


     Reimbursement of certain fees and expenses. Our Advisor and its affiliates are entitled to reimbursement for salaries and expenses of employees of the Advisor and its affiliates relating to the administration of our day-to-day operations. During the year ended December 31, 1998, we incurred and paid $1,049,782 of these expenses.

     Additionally, we reimburse our Advisor and its affiliates for salaries and expenses of employees of the Advisor and its affiliates relating to selecting, evaluating and acquiring our properties. These expenses, $230,724, are included in building and improvements for those costs relating to properties purchased. These amounts are not included in acquisition cost expenses to affiliates for costs relating to properties not acquired.

     Fees for offering of our securities. An affiliate of our Advisor, Inland Securities Corporation, served as dealer manager of our offering of securities and earned fees of $26,494,486, of which $890,786 remained unpaid as of December 31, 1998. Approximately $22,654,438 of these commissions have been passed through from the affiliate to soliciting broker/dealers.

     Other fees and expenses. An affiliate of our Advisor, Inland Mortgage Investment Corporation, holds the mortgage on our Walgreens/Decatur property. As of December 31, 1998, the remaining balance of the mortgage was $714,443. For the year ended December 31, 1998, we made principal and interest payments of $68,183 on this mortgage.


               COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

     Section 16(a) of the Exchange Act requires the our officers and directors, and persons who own more than ten percent (10%) of a registered class of our equities securities, to file reports of ownership on Form 3 and changes in ownership on Form 4 or 5 with SEC. These officers, directors, and individuals, entities or groups holding ten percent (10%) or more of our outstanding shares of common stock are also required by SEC rules to furnish us with copies of all forms they file.

     Based solely on a review of the copies of the forms received by us or written representations from certain reporting persons, we believe that, during 1998, all Section 16(a) filing requirements applicable to our officers, directors, and individuals, entities or groups holding ten percent (10%) or more of our outstanding shares of common stock were met.


                            STOCKHOLDER PROPOSALS


     Stockholder proposals for our annual meeting for the fiscal year ended December 31, 1999 will not be included in the our Proxy Statement for that meeting unless the proposal is received by us at our executive office located in Oak Brook, Illinois, on or prior to December 28, 1999. These proposals must also meet the other requirements of the rules of the SEC relating to stockholder proposals.


                               OTHER MATTERS

     As of the date of this Proxy Statement, the above is the only business we are aware of that is to be acted upon at the annual meeting. If, however, other matters should properly come before us at the annual meeting, the persons appointed by your signed proxy will vote on those matters according to their best judgment.



                                By the order of the Board of Directors,


                                /s/  Robert D. Parks
                                Robert D. Parks
                                President and
                                Chief Executive Officer
Oak Brook, Illinois
April 22, 1999


     YOUR VOTE IS IMPORTANT. THE PROMPT RETURN OF PROXIES WILL SAVE US THE EXPENSE OF FURTHER REQUESTS FOR PROXIES. PLEASE MARK, SIGN, DATE AND RETURN YOUR PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.


                                  [Front]

                           PROXY FOR ANNUAL MEETING

This Proxy is Solicited on Behalf of the Board of Directors of
Inland Real Estate Corporation
2901 Butterfield Road
Oak Brook, Illinois  60523

I hereby appoint Roberta S. Matlin and Kelly Tucek, or any of them as Proxies, with full power of substitution to vote, as directed, all the shares of common stock of Inland Real Estate Corporation held of record by me as of April 15, 1999, at the annual meeting of stockholders to be held on June 8, 1999 or any adjournment of the meeting. This Proxy authorizes each of them to vote in their discretion on any matter that may properly come before the annual meeting or any adjournment of the meeting.

1.   ELECTION OF DIRECTORS (Mark only one box).

     FOR [ ]                     WITHHOLD AUTHORITY ?
     all nominees listed below   to vote for all nominees listed below
     (except as marked to the
     contrary below)

Robert D. Parks; G. Joseph Cosenza; Joel G. Herter; Heidi N. Lawton; Roland
W. Burris

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list above.)

2.   PROPOSAL TO RATIFY OUR SELECTION OF KPMG LLP f/k/a KPMG PEAT
     MARWICK LLP AS OUR PRINCIPAL INDEPENDENT PUBLIC ACCOUNTANT FOR 1999 (MARK ONLY ONE BOX).

     FOR [ ]     AGAINST [ ]     ABSTAIN [ ]

3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OF THE MEETING.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted FOR Proposals 1 and 2.

Please sign your name exactly as it appears below.

_____________________________________
(Affix Mailing Label Here)


                              [Reverse Side]

PLEASE MARK, SIGN, DATE AND RETURN YOUR PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

IF YOU HOLD SHARES AS JOINT TENANTS, BOTH YOU AND THE CO-OWNER MUST SIGN. If you are signing as executor, trustee, guardian or in another representative capacity, please provide your full title. If you are a corporation, please sign in full corporate name by the president or other authorized officer. If you are a partnership, please sign in partnership name by an authorized person.

______________________________________
Your signature

______________________________________
Signature of co-owner, if held jointly

Date: ________________________________


If you are signing as attorney, executor, administrator, trustee or guardian or on behalf of an entity (corporation, partnership, etc.), please indicate your office or capacity.


Title: _________________________________


YOUR VOTE MUST BE INDICATED (X) IN BLACK OR BLUE INK.  [ ]